UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 30, 2003
Date of Report (Date of earliest event reported)

Invvision Capital, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-80429	75-2823489
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

2100 Valley View Lane, Suite 100
Dallas, TX 75234
(Address of principal executive offices)

(972) 919-4774 x 241
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS
Item 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
EX-10.1 Agreement and Plan of Reorganization
EX-99.1 Press Release

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Restoration Group America 2003, Inc.

On December 30, 2003, Invvision Capital, Inc. (“Invvision” or “we”) acquired Restoration Group America 2003, Inc. and its subsidiaries (“RGA”), a company providing insurance services, risk management services and restoration/construction services to the commercial and multi-family real estate industries. RGA is a company operated by our Chief Executive Officer, John Edward Rea and James Rea (his brother), both of whom are the sons of our Chairman, Edward P. Rea. John Edward Rea and James Rea both indirectly own minority interests in RGA. The acquisition was structured as a merger of a newly formed wholly-owned subsidiary of Invvision with and into RGA, with RGA as the surviving corporation in the merger. Headquartered in Dallas, Texas, RGA’s subsidiaries include: (i) RG Insurance Services, Inc., a fully-licensed insurance agency in the State of Texas, providing a full line of traditional insurance products for its clients; (ii) RG Risk Management, Inc., a risk management company which intends to provide services utilizing its proprietary program called PropertySMART™; and (iii) RG Restoration, Inc., a comprehensive nationwide disaster restoration, remediation and reconstruction services company for commercial and multi-family residential property clients.

In exchange for all the outstanding shares of RGA, Invvision plans to issue 100 million shares of restricted common stock to the RGA shareholders as follows: RGA shareholders will initially receive 60,000,000 restricted shares of Invvision common stock and subsequently will receive up to 40,000,000 additional restricted shares of Invvision common stock upon satisfaction of certain conditions contained in the Agreement and Plan of Reorganization by and among Invvision and RGA, including but not limited to, the receipt of a final favorable fairness opinion as to the transaction by Invvision and the effectiveness of Invvision’s Amended and Restated Articles of Incorporation.

The acquisition of RGA will be accounted for using the purchase method of accounting. As such, the assets and liabilities of RGA will be recorded at their estimated fair value and the results of operations will be included in our consolidated results of operations from the date of acquisition. The excess purchase price over the fair value of the tangible and intangible net assets acquired in the acquisition of RGA has not yet been determined.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

As permitted by Form 8-K, the historical financial information required by Regulation S-B will be filed by an amendment to this Form 8-K no later than March 14, 2004.

(b)	Pro forma Financial Information.

As permitted by Form 8-K, the pro forma financial information required by Regulation S-B will be filed by an amendment to this Form 8-K no later than March 14, 2004.

(c)	Exhibits.

10.1	Agreement and Plan of Reorganization by and among Invvision Capital, Inc., Invvision MC, Inc. and Restoration Group America 2003, Inc. dated as of December 30, 2003 and filed herewith.

99.1	Press Release dated January 6, 2004 and filed herewith.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVVISION CAPITAL, INC.

Date: January 14, 2003	By:	/s/ KEVIN L. DAHLBERG

Kevin L. Dahlberg
Senior Vice President - Finance

INDEX TO EXHIBITS

10.1	Agreement and Plan of Reorganization by and among Invvision Capital, Inc., Invvision MC, Inc. and Restoration Group America 2003, Inc. dated as of December 30, 2003 and filed herewith.

99.1	Press Release dated January 6, 2004 and filed herewith.